UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2017

CTI INDUSTRIES CORPORATION

(Exact name of registrant as specified in its charter)

Illinois

(State or other jurisdiction of incorporation)

000-23115	36-2848943
(Commission File Number)	(IRS Employer Identification No.)

22160 N. Pepper Road Lake Barrington, Illinois	60010
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (847) 382-1000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (l7 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-1 2)
☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240. l 4d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240. l 3c-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 20, 2017, CTI Industries Corporation (“the Company”) announced the appointment of Frank J. Cesario as Chief Financial Officer as of that date. Mr. Cesario was most recently Chief Financial Officer of Nanophase Technologies Corporation from 2009 to November, 2017 where he was responsible for financial reporting, SEC reporting, budget and business plans, cash management and treasury functions. Mr. Cesario has 26 years of experience as a chief financial officer or financial executive for several companies including Turf Ventures, LLC, Isco International, Outokumpu Copper Inc., Material Sciences Corporation and KPMG Peat Marwick. Mr. Cesario has a B.S. Degree in Accounting from the University of Illinois, Summa Cum Laude and MBA in Finance, with distinction, from DePaul University. He is also a Certified Public Accountant.

Mr. Cesario will receive an annual base salary of $175,000 and will be entitle to participate in the annual incentive compensation plan of the Company. In addition, he will be eligible to participate in the Stock Incentive Plan of the Company and will participate in other benefit plans generally available to other employees of the Company.

On November 20, 2017, the Company issued a press release announcing that Mr. Cesario joined the Company as Chief Financial Officer on that date. A copy of the Press Release is furnished as Exhibit 99.1 to this report, and is incorporated herein by reference. The information in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item No. 9.01 – Financial Statements and Exhibits

(d)	Exhibits:

Exhibit No.	Exhibit

99.1*	Press Release issued by CTI Industries Corporation dated November 20, 2017, captioned: “CTI Industries Corporation Reports Appointment of Chief Financial Officer.”

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CTI Industries Corporation has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the Village of Lake Barrington, Illinois, November 21, 2017.

CTI INDUSTRIES CORPORATION

By:	/s/ Stephen M. Merrick
Stephen M. Merrick, President

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by CTI Industries Corporation dated November 20, 2017, captioned: “CTI Industries Corporation Reports Appointment of Chief Financial Officer.”